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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report:   May 6, 2002

                            GREEN FUSION CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                      000-29213                 52-2202416
        ------                      ---------                 ----------
(State of Incorporation)            (Commission               (IRS Employer
                                    File Number)              Identification  #)


        Suite #208 - 750 Terminal Avenue, Vancouver, B.C. Canada  V6A 2M5
        -----------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (604) 713-8052
                    ----------------------------------------
              (Registrant's telephone number, including area code)


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This  Amendment No. 2 to Current Report on Form 8-K amends the Current Report on
Form 8-K filed by Green Fusion Corporation, a Nevada corporation (the "Company"), on May 17, 2002, as amended on May 21, 2002, to add the financial statements of the businesses acquired required by Item 7(a) and the pro forma financial information required by Item 7(b) of Form 8-K.

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

Not Applicable.


ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not Applicable.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not applicable.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not applicable.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Not applicable.


ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

Not applicable.


ITEM  7.     FINANCIAL  STATEMENTS

(a)     Financial  statements  of  businesses  acquired.

Included herein as Exhibit 99.1 to this Amendment No. 2 to Current Report on Form 8-K are the following audited financial statements of House of Brussels Ltd., a British Columbia company ("House of Brussels") prepared in accordance with United States generally accepted accounting principals:

1.   consolidated  balance  sheets  as  at  April  30,  2002  and  2001;
2. comments by auditors for United States readers on Canada - United States reporting differences;
3. consolidated statements of loss and deficit for the years ended April 30, 2002 and 2001;
4. consolidated statements of cash flows for the period for the years ended April 30, 2002 and 2001;
5.   notes  to  the  consolidated  financial  statements.

Included herein as Exhibit 99.2 to this Amendment No. 2 to Current Report on Form 8-K are the following audited financial statements of GFC Ventures Corp., a British Columbia company ("GFC Ventures") prepared in accordance with United States generally accepted accounting principals:

1.   balance  sheet  as  at  December  31,  2001;
2. statements of operations for the period from inception (April 5, 2001) to December 31, 2001;


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3.   statement  of  changes  in  shareholders  deficiency  for  the  period from inception  (April  5,  2001)  to  December  31,  2001;
4. statements of cash flows for the period from inception (April 5, 2001) to December 31, 2001;
5.   summary  of  significant  accounting  policies;
6.   notes  to  the  financial  statements.

Included herein as Exhibit 99.3 to this Amendment No. 2 to Current Report on Form 8-K are the following unaudited interim financial statements of GFC Ventures Corp., a British Columbia company ("GFC Ventures"):

1.   balance  sheet  as  at  March  31,  2002;
2.   statements  of  operations  for  the  three  months  ended  March 31, 2002;
3. statement of changes in shareholders deficiency for the three months ended March 31, 2002 a;
4.   statements  of  cash  flows  for  the  three  months  ended March 31, 2002;
5.   notes  to  the  financial  statements.


(b)     Pro  Forma  Financial  Information.

Included herein as Exhibit 99.4 to this Amendment No. 2 to Current Report on Form 8-K are the following unaudited pro-forma condensed consolidated financial statements showing the effect of the acquisition of House of Brussels and GFC Ventures by the Registrant:

1.   pro-forma  condensed  consolidated  balance  sheet  as  at  March 31, 2002;
2. pro-forma condensed consolidated statement of operations for the year ended December 31, 2001;
3. pro-forma condensed consolidated statement of operations for the three months ended March 31, 2002;
4.   notes  to  the  pro-forma  financial  statements.


(c)     Exhibits.

None.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not Applicable.


ITEM  9.     REGULATION  FD  DISCLOSURE

None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREEN FUSION CORPORATION

                                   By:  /s/ L. Evan Baergen
Date:  July 19, 2002                    _______________________
                                        L. Evan Baergen
                                        President, Secretary,
                                        Treasurer & Director



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